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                                                 EXHIBIT 10.144



                            STOCK PURCHASE AGREEMENT

                                    BETWEEN

                                  SODEXHO S.A.

                                      AND

                       CORRECTIONS CORPORATION OF AMERICA

                           DATED AS OF JUNE 29, 1995




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                            STOCK PURCHASE AGREEMENT

         This STOCK PURCHASE AGREEMENT, dated as of June 29, 1995, between Sodexho S.A., a French corporation or its designee (the "Purchaser"), and Corrections Corporation of America, a Delaware corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, the Company and the Purchaser are parties to a Stockholders Agreement dated June 23, 1994, (the "Stockholders Agreement") pursuant to which the Purchaser is entitled to participate in future offerings by the Company of its securities; and

         WHEREAS, on April 25, 1995, the Company issued 1,362,496 shares of common stock of the Company in exchange for all of the outstanding shares of Concept Incorporated in a share exchange; and

         WHEREAS, as a result of such issuance by the Company of its securities and in accordance with Section 9 of the Stockholders Agreement, on May 12, 1995, the Purchaser exercised its right to purchase from the Company 272,500 shares of the Company's Common Stock, $1.00 par value per share (the Common Stock"); and

         WHEREAS, the Purchaser and the Company are entering into this Agreement to provide for such purchase and sale and to establish various rights and obligations in connection therewith.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties hereto agree as follows:

         1. Purchase and Sales of Shares. Upon the terms set forth herein, the Company agrees to sell to the Purchaser and the Purchaser agrees to purchase from the Company an aggregate of 272,500 shares of Common Stock (the "Shares") at a purchase price of $30.50 per share for an aggregate purchase price of $8,311,250 (the "Purchase Price").

         2.      Closing.

                 2.1 Closing Date. The closing (the "Closing") of the purchase and sale of the Shares shall take place on June 29, 1995 at the offices of the Company or at such other time and place as the parties hereto mutually agree.

                 2.2 Obligations at Closing. At the closing of the purchase and sale of the Shares (the "Closing"):

                 (i) the Company shall deliver to the Purchaser a stock certificate in definitive form registered in the name of the Purchaser representing the Shares being purchased by it pursuant hereto; and


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                 (ii)     the Purchaser shall concurrently pay to the Company
         the Purchase Price by wire transfer of immediately available funds.

         3. Representations and Warranties of the Company. The Company represents and warrants as of the date hereof as follows:

                 3.1 Organization and Qualification. Each of the Company and its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated and has the power to own its respective property and to carry on its respective business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and in good standing in every jurisdiction in which the nature of the respective business conducted or property owned by it makes such qualification necessary and where the failure so to qualify would have a material adverse effect on the business or financial position of the Company and its subsidiaries taken as a whole.

                 3.2 Due Authorization. The execution and delivery of this Agreement (i) are within the corporate power and authority of the Company;
(ii) do not require the approval or consent of any stockholders of the Company; and (iii) have been authorized by all requisite corporate proceedings on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable in accordance with its respective terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                 3.3 SEC Reports. (a) The Company has filed in a timely manner with the Securities and Exchange Commission (the "SEC") all proxy statements, reports, and other documents required to be filed by it under the Exchange Act, including its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (collectively, the "SEC Reports"). Each SEC Report was in substantial compliance with the requirements of its respective report form and did not on the date of filing contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which there were made, not misleading.

                          (b)  The financial statements (including any related
schedules and/or notes) included in the SEC Reports have been prepared in accordance with generally accepted accounting principles consistently followed (except as indicated in the notes thereto) throughout the periods involved and fairly present the consolidated financial condition, results of operations and changes in stockholders' equity of the Company and its subsidiaries as of the dates thereof and for the periods ended on such dates (in each case subject, as to interim statements, to changes resulting from normal year-end audit adjustments (none of which will be material in amount or effect)), and the Company has no material liabilities, contingent or otherwise, not reflected in the balance sheet as of December 31, 1994 included in the SEC Reports or otherwise referred to in



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the SEC Reports or otherwise disclosed to the Purchaser in writing prior to the execution by the Purchaser of this Agreement, other than any such liabilities incurred in the ordinary course of business since December 31, 1994. There has been no material adverse change in the business, prospects, condition or operations (financial or otherwise) of the Company and its subsidiaries taken as a whole from that set forth in the SEC Reports, other than changes disclosed or referred to in the SEC Reports or otherwise disclosed to the Purchaser in writing prior to the execution by the Purchaser of this Agreement.

                 3.4 Actions Pending; Compliance with Law. There is no action, suit, investigation, proceeding claim or penalty pending or, to the knowledge of the Company, threatened by any public official or governmental authority or agency, against the Company or any of its properties or assets by or before any court, arbitrator or governmental body, department, commission, board, bureau, agency or instrumentality, which questions the validity of this Agreement, or the Shares or any action taken or to be taken pursuant hereto or thereto, or, except as set forth in the SEC Reports, which are reasonably likely to result in any material adverse change in the business, prospects or financial condition of the Company.

                 3.5 Conflicts. Except as set forth on Schedule 3.5 hereto, neither the execution and delivery of this Agreement, and the issuance of the Shares nor fulfillment of or compliance with the terms and provisions hereof, will conflict with or result in a breach of the terms, conditions or provisions of, or give rise to a right of termination under, or constitute a default under, or result in any violation of, the Certificate of Incorporation or Bylaws of the Company or any mortgage, agreement, security, instrument, order, judgment, decree, statute, law, rule or regulations to which the Company or any of its subsidiaries or any of their respective property is subject. Neither the Company nor any of its subsidiaries is in default under any outstanding indenture or other debt instrument or with respect to the payment of the principal of or interest on any outstanding obligations for borrowed money, is in default under any of their respective contracts or agreements, or under any instrument by which the Company or any of its subsidiaries is bound, in each case which materially and adversely affects the business, operations or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole.

                 3.6 Capitalization. The authorized capital stock of the Company consists of (a) 50,000,000 shares of Common Stock, of which, as of the date hereof, 14,924,475 shares are outstanding and 63,356 shares are held in its treasury; and (b) 1,000,000 shares of preferred stock, $1.00 par value, and as the date hereof, no shares of which are issued and outstanding; all of such outstanding shares have been validly issued and are fully paid and nonassessable. No class of capital stock of the Company is entitled to preemptive rights. The Company has no contractual obligations with respect to preemptive rights other than those previously granted to the Purchaser. Except for the convertible notes, options and warrants listed on Schedule 3.6 hereto, there are no outstanding options, warrants, convertible notes, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, shares of any capital stock of the Company, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of its capital stock or options, warrants or rights to purchase or acquire any shares of its capital stock.





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Since May 26, 1995, the Company has not changed the amount of its authorized capital stock or subdivided or otherwise changed any shares of any class of its capital stock, whether by way of reclassification, recapitalization, stock split or otherwise, or issued or reissued, or agreed to issue or reissue, any of its capital stock, except as disclosed in this Section 3.6 and has not since such date declared or paid any dividend in cash or stock or made any other distribution of assets to its stockholders. Except as disclosed in Schedule 3.6(b) hereto and Schedule 4.12 of that certain Securities Purchase Agreement dated June 23, 1994 by and between the Company and the Purchaser, there are no existing rights with respect to registration under the Securities Act of 1933, as amended, of any of the Company's capital stock.

                 3.7 Disclosure. Neither this Agreement nor the SEC Reports nor the financial statements included in the SEC Reports nor any certificate or written disclosure statement referred to herein and furnished to the Purchaser by or on behalf of the Company in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact peculiar to the Company or any of its subsidiaries which the Company has not disclosed to Purchaser in writing which materially affects adversely or, so far as the Company can now reasonably foresee, will materially affect adversely the properties, business, or condition (financial or otherwise) or contracts of the Company and its subsidiaries taken as a whole or the ability of the Company to perform this Agreement, or its obligations in respect of the Shares.

                 3.8 Governmental Consents, Etc. The Company is not required to obtain any consent, approval, or authorization of, or to make any declaration or filing with, any governmental authority as a condition to or in connection with the valid execution, delivery, and performance of this Agreement and the valid offer, issue, sale or delivery of the Shares, or the performance by the Company of its obligations in respect thereof, except for the filing of (i) a Supplemental Listing Application with the New York Stock Exchange and (ii) a notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") (and any extension thereof), and any filings required pursuant to state and federal securities laws which will be timely made after the Closing hereunder.

                 3.9 Status of Shares. The Shares being issued on the date hereof have been duly authorized by all necessary corporate action on the part of the Company (no consent or approval of stockholders being required by law, the Certificate of Incorporation or the By-laws of the Company or otherwise), and such Shares, upon Closing, will be validly issued, fully paid and nonassessable.

                 3.10 Offering of Shares. The offer, issuance, and sale by the Company to the Purchaser of the Shares are exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act") and have been, or will be as of Closing, registered or qualified (or are, or will be as of the Closing, exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state blue sky and securities laws.





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                 3.11     Brokers or Finders.  No agent, broker, investment
banker, or other firm or person, including any of the foregoing that is an affiliate of the Company is or will be entitled to any broker's fees or any other commission or similar fee from the Company in connection with any of the transactions contemplated by this Agreement.

         4. Representations and Warranties of the Purchaser. The Purchaser represents and warrants as of the date hereof as follows:

                 4.1 Organization and Qualification. Purchaser is a societe anonyme duly organized, validly existing and in good standing under the laws of France.

                 4.2 Due Authorization. The Purchaser has all right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action on behalf of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding agreement of the Purchaser enforceable in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                 4.3 Conflicting Agreements and Other Matters. Neither the execution and delivery of this Agreement nor the performance by the Purchaser of its obligations hereunder will conflict with, result in a breach of the terms, conditions, or provisions of, constitute a default under, result in the creation of any mortgage, security interest, encumbrance, lien, or charge of any kind upon any of the properties or assets of the Purchaser pursuant to, or require any consent, approval, or other action by or any notice to or filing with any court or administrative or governmental body pursuant to, the organizational documents or agreements of the Purchaser or any agreement, instrument, order, judgment, decree, statute, law, rule, or regulation by which the Purchaser is bound, except for (i) notification filing under the HSR Act, and (ii) filings after the Closing under Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended.

                 4.4 Acquisition for Investment; Source of Funds. (a) The Purchaser is acquiring the Shares being purchased by it for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and the Purchaser has no present intention or plan to effect any distribution of the Shares.

                 (b) The Purchaser will acquire the Shares for its own account for the purpose of investment and not in conjunction with any person, directly or indirectly, and not with a view to exercising control over the Company, or merging or otherwise combining the Company with any other person or effecting any change in the corporate structure of the Company or the manner in which the Company conducts its business.





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                 4.5      Brokers or Finders.  No agent, broker, investment
banker, or other firm or person, including any of the foregoing that is an affiliate of the Purchaser, is or will be entitled to any broker's fees or any other commission or similar fee from the Purchaser in connection with any of the transactions contemplated by this Agreement.

                 4.6 Accredited Investor. The Purchaser is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act.

         5.      Miscellaneous.

                 5.1 Applicability of Provisions of Securities Purchase Agreement. Except as expressly set forth in this Agreement, all agreements, covenants, undertakings, provisions, stipulations, and promises contained in that certain Securities Purchase Agreement (the "Securities Purchase Agreement") by and between the parties hereto, dated June 23, 1994 (including the documents set forth in the exhibits thereto) and the Stockholders Agreement shall be applicable to the purchase of the Shares by the Purchaser. Except as provided by this Agreement, or unless the context or use indicates another or different meaning or intent, defined words and terms used in this Agreement shall have the same meaning as in the Securities Purchase Agreement and the Stockholders Agreement.

                 5.2 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

                 5.3 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

                 5.4 Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given, if in writing and delivered personally, by telecopy or sent by registered mail, postage prepaid, if to:

                 The Company:

                 Corrections Corporation of America
                 102 Woodmont Boulevard, Suite 800
                 Nashville, Tennessee  37205
                 Attention:  Doctor R. Crants



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                 With a copy to:

                 Stokes & Bartholomew, P.A.
                 424 Church Street, Suite 2800
                 Nashville, Tennessee  37219
                 Attention:  Elizabeth E. Moore, Esq.

                 Purchaser:

                 Sodexho S.A.
                 3 avenue Newton
                 78180 Montigny-le-Bretonneux
                 FRANCE
                 Attention:  Bernard Carton

                 With a copy to:

                 Ropes & Gray
                 One International Place
                 Boston, Massachusetts  02110
                 Attention:  Howard K. Fuguet, Esq.

or to such other address as any party may, from time to time, designate in a written notice given in a like manner.

                 5.5 Amendments. This Agreement may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party or parties against whom enforcement of any waiver, change, modification or discharge is sought or by parties with the right to consent to such waiver, change, modification or discharge on behalf of such party.

                 5.6 Cooperation. The Purchaser and the Company agree to take, or cause to be taken, all such further or other actions as shall reasonably be necessary to make effective and consummate the transactions contemplated by this Agreement.

                 5.9 Successors and Assigns. All covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

                 5.10 Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith other than those contained in Section 3.9 hereof shall survive the execution and delivery of this Agreement and shall terminate upon the issuance and delivery of the Shares. The representations contained in
Section 3.9 hereof shall expire upon the expiration of the applicable statute of limitations.

                 5.11 Delivery of Legal Opinion. At the Closing, the Company shall deliver the legal opinion of its counsel, Stokes & Bartholomew, P.A. in form acceptable to the Purchaser.





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                 5.12     Transfer of Shares.  (a) The Purchaser understands
and agrees that Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state and that they may be sold or otherwise disposed of only in one or more transactions registered under the Securities Act and, where applicable, such laws or as to which an exemption from the registration requirements of the Securities Act and, where applicable, such laws are available. The Purchaser and the Company agree that (i) the Shares shall be subject to and entitled to the benefits of the terms and conditions of that certain Registration Rights Agreement dated June 23, 1994 by and between the Purchaser and the Company (the "Registration Rights Agreement"), (ii) the Shares are Registrable Securities as defined in the Registration Rights Agreement, and (iii) the Shares shall be entitled to the registration rights granted to the former shareholders of TransCor America, Inc. and/or Concept Incorporated. The Purchaser acknowledges that, except as provided in the Registration Rights Agreement, the Purchaser has no right to require the Company to register the Shares. The Purchase understands and agrees that each certificate representing the Shares shall bear the following legends:

                          "THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS
                 CERTIFICATE IS RESTRICTED BY AN AGREEMENT ON FILE AT THE OFFICES OF THE CORPORATION."

                          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE
                 NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS."


                 5.13 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware. The Company and the Purchaser each hereby irrevocably submit to the jurisdiction of said Court and agree that neither will sue in connection with any matter covered under this Agreement in any other court. The English language version of all documents related to the transactions contemplated hereby will govern.

                 5.14 Publicity. Each of the parties hereto agrees that it will make no statement regarding the transactions contemplated hereby without mutual consent. Notwithstanding the foregoing, each of the parties hereto may, in documents required to be filed by it with the SEC or other regulatory bodies, make such statements with respect to the transactions contemplated hereby as each may be advised is legally necessary upon advice of its counsel.

                 5.15 Expenses. Except as otherwise provided herein, each of the parties shall be responsible for their own expenses relating to the transactions contemplated hereby.




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                 IN WITNESS WHEREOF, the Purchaser and the Company have caused this Agreement to be duly executed and delivered, all as of the day and year first above written.

                                        SODEXHO S.A.



                                        By:
                                            --------------------------
                                        Its:
                                            --------------------------


                                        CORRECTIONS CORPORATION OF AMERICA


                                        By:
                                            --------------------------
                                        Its:
                                            --------------------------




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